                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  CAMBIO, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]    No fee required
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Title of each class of securities to which transaction applies:

                        ---------------------------------

Aggregate number of securities to which transaction applies:

                        ---------------------------------

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determine):

                        ---------------------------------

Proposed maximum aggregate value of transaction:

                        ---------------------------------

Total fee paid:
                        ---------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

       -----------------------------------
Form, Schedule or Registration Statement No.:

       -----------------------------------
Filing Party:

       -----------------------------------
Date Filed:

       -----------------------------------


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                               PROXY STATEMENT AND
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 14, 2000

To the Stockholders: NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Cambio, Inc. (the "Company") will be held at 10:00 a.m. on Friday, July 14, 2000, at the Embassy Suites, 6100 Gateway East, El Paso, Texas, for the following purposes:

1. To amend the Restated Certificate of Incorporation to increase the number authorized shares of Class A Common Stock to 200,000,000 from 50,000,000.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on Tuesday, May 30, 2000, are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the Company's offices at 6006 N. Mesa, Suite 515, El Paso, Texas, for at least 10 days prior to and during the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

As you may be aware, Cambio, Inc. is close to exhausting its current supply of authorized Class A Common Stock. Because of this, the Board has called for a special stockholder's meeting to address this issue, as set forth in the proxy that accompanies this notice. The Board's recommendation is to increase the number of authorized shares of Class A Common Stock to 200,000,000 from 50,000,000. I am requesting that you support the Board's recommendation and vote your proxy to increase the number of authorized shares of Class A Common Stock. It is very important to the survival of the Company that you support the Board with your proxy by signing the proxy and returning it in the envelope provided.

As a software company with a start-up product, our revenues are not yet sufficient to support current working capital needs and are not currently sufficient to support the Company's growth plans for our netRunner product. In this phase of the Company's software business development, the need for additional capital is critical, and that requires additional sales of Class A Common Stock.

An additional issue with respect to the need to authorize additional shares of Class A Common Stock is the retention and recruiting of personnel. As I am sure you are aware, the primary compensation for companies competing in "high tech" industries is stock and options. This tool will not be available to the Company without your vote in support of the Board's recommendation to increase the number of shares authorized.




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

The Company also has additional capital needs for the direct marketing of its products. Thus far, the Company has relied primarily on its strategic partners to make the Company's products visible and available to the telecommunications industry. The Company, however, recognizes the need to increase its direct marketing efforts, for which additional capital is required.

Additional capital is also needed to support the process currently underway for the creation of related products as well as the creation of an ASP (application service provider) "e" business for the telecommunications industry. Finally, the settlement of outstanding liabilities to improve our financial condition requires the ability to issue additional shares of capital stock.

The Company has an excellent opportunity to take advantage of current market conditions in the telecommunications industry with the netRunner product, but we need your help to take advantage of the opportunity. I urge you to vote in favor of the proposed amendment to the Certificate of Incorporation.

Sincerely,


/s/ Ali Al-Dahwi
----------------------
Ali Al-Dahwi
President and CEO

El Paso, Texas
June 16, 2000

YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).




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
                                  Cambio, Inc.
                             6006 N. Mesa, Suite 515
                              El Paso, Texas 79912

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Cambio, Inc. (the "Company") of proxies to be used at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on Friday, July 14, 2000, and any postponement or adjournment thereof. Proxies will be mailed to stockholders on or about June 16, 2000 and will be solicited chiefly by mail.

At the special meeting, holders of record as of the close of business on May 30, 2000 (the "Record Date") of the outstanding voting shares of the Company will consider and vote upon an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"). This amendment, if adopted, will increase the number of authorized shares of Class A Common Stock to 200,000,000 from 50,000,000. If the amendment is approved, Article IV of the Certificate of Incorporation will read as follows:

                  "(a) Authorized Capitalization. The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred six million (206,000,000) shares, consisting of two hundred million (200,000,000) shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), five million (5,000,000) shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock") ("Class A Common Stock" and "Class B Common Stock" being herein the "Common Stock"), and one million (1,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"). The number of authorized shares of Preferred Stock or any series thereof and Class A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of stock entitled to vote in any general election of directors voting together as a single class. The number of authorized shares of Class B Common Stock may be increased only with the affirmative vote of (i) a majority of the Class B Common Stock voting as a class and (ii) a majority of the Class A Common Stock and any other class of stock entitled to vote thereon as a class."

The Board of Directors has declared advisable, authorized and approved, and recommends to the stockholders that they consider and approve, the above amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock. The shares of Class A Common Stock do not have pre-emptive rights. The Company currently has outstanding, as of May 30, 2000, 39,266,939 shares of Class A Common Stock and 4,567 shares of Series B Preferred Stock that is convertible at any time into 2,283,500 shares of Class A Common Stock. The Company also has employee options outstanding for the purchase of

4,048,500 shares of Class A Common Stock. When the current outstanding Class
A Common Stock, Series B Preferred Stock as converted, and employee options are combined with current outstanding obligations to issue stock, the Company has 47,777,272 shares of stock outstanding or reserved for issuance. This leaves an insufficient amount of authorized shares available for the Company to pursue its business objectives, and, therefore, the Board of Directors recommends the approval of the amendment proposed herein.

The Company has a need for additional funding to support ongoing research and development costs and for working capital, until sales revenues are sufficient to cover these costs. Additionally, the Company anticipates a need for additional working capital as the Company expands in overseas markets. The Company is also concerned with being able to attract and maintain a talented workforce in a high technology industry. To attract and maintain such a workforce, the Company needs the ability to issue stock and options as compensation.

The Company has additional capital needs for the direct marketing of its products. Thus far, the Company has relied primarily on its strategic partners to make the Company's products visible and available to the telecommunications industry. The Company, however, recognizes the need to engage in direct marketing for which additional capital is required. Additional capital is also needed to support the process currently underway for the creation of related products as well as the creation of an ASP (application service provider) "e" business for the telecommunications industry. Finally, the settlement of outstanding liabilities to improve our financial condition requires the ability to issue additional shares of capital stock.

The additional shares of Class A Common Stock that would be available for issuance if the proposed amendment is approved could be issued for any proper corporate purpose by the Board at any time without further stockholder approval, subject to applicable law. The voting and equity ownership rights of the Company's stockholders may be diluted by such issuances. Stockholders will not have pre-emptive rights to subscribe for shares of Class A Common Stock, unless the Company grants such rights at the time of issue. Other than as described above, the Company currently has no plans or proposals to issue any of the additional shares of Class A Common Stock.

The Board is required to make any determination to issue shares of Class A Common Stock based on its judgment as to the best interests of the Company. Although the Board has no present intention of doing so, it could issue shares of Class A Common Stock that could, depending on the circumstances, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. When in the judgment of the Board such use would be in the best interest of the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board in opposing such action. The issuance of new shares of Class A Common Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person to be in the best interest of the Company. Any such issuance could also have the effect of diluting the earnings per share, book value per share and/or voting power of the Class A Common Stock.



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

The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Special Meeting. A stockholder who has given a proxy may revoke it by giving written notice of revocation to the Secretary of the Company, or by giving a duly executed proxy bearing a later date. Attendance in person at the Special Meeting does not of itself revoke a proxy; however, any stockholder who does attend the Special Meeting may revoke a proxy previously submitted by voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with specifications on the enclosed proxy. When a proxy is properly signed and returned but no such specifications are made, such proxies will be voted FOR the proposed amendment to the Company's Certificate of Incorporation.

The Company will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby and will reimburse banks, brokerage firms and nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of shares held of record by such banks, brokerage firms and nominees. In addition to the solicitation of proxies by mail, officers and regular employees of the Company may communicate with stockholders either in person or by telephone or telegraph for the purpose of soliciting such proxies; no additional compensation will be paid for such solicitation.

OUTSTANDING SHARES AND VOTING RIGHTS

Only stockholders of record at the close of business on May 30, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, the Company had outstanding 39,266,939 shares of Class A Common Stock and no shares of Class B Common Stock. The Class A Common Stockholders are entitled to one vote per share. The Class B Common Stockholders are entitled to ten votes per share. The Company also has outstanding 4,567 shares of Series B Preferred Stock ("Preferred Stock"), the holders of which are entitled to vote on all matters submitted to the Class A Common Stock shareholders. The Preferred Stock stockholders are entitled to 500 votes per share of Preferred Stock.

The affirmative vote of the holders of a majority of the aggregate voting power of the shares of Class A Common Stock, Class B Common Stock and Preferred Stock voting together as a single class, present or represented at the meeting, is required to amend the Certificate of Incorporation or to transact such other business as may properly come before the special meeting, or any adjournment thereof. Abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote on that matter and thus have the same effect as negative votes. Broker non-votes and other circumstances in which proxy authority has been withheld do not constitute abstentions.




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         The following table sets forth information as of the Record Date relating to the beneficial ownership of Class A Common Stock by (1) each beneficial owner of 5% or more of outstanding Class A Common Stock and Series B Preferred Stock of the Company, based, in part, upon information filed by such owners with the Securities and Exchange Commission; (2) each of the Company's directors; (3) each of the Company's named executive officers, as defined under the Securities Exchange Act of 1934, as amended; and (4) all directors and executive officers as a group. This table does not include options that have not vested or are not exercisable within 60 days of the Record Date:


-------------------------------------------------------------------------------------------------------
Name and Address of           Number of Shares of Class A      Percent of Class
Beneficial Owner(1)                  Common Stock
-------------------------------------------------------------------------------------------------------
Frederick Adler                          3,266,556(2)                           8.32%
342 Madison Avenue
New York, NY  10173
-------------------------------------------------------------------------------------------------------
Travelers Insurance Company              2,065,000                              5.26%
425 Park Avenue, 3rd Floor
New York, NY  10043
-------------------------------------------------------------------------------------------------------
Blue Sea Investment Group Co. (S.A.)
P.O. Box 70                              2,000,000                              5.09%
AlManzeh 6 Tunis 2091
-------------------------------------------------------------------------------------------------------
Philip Chapman                           888,641(3)                             2.26%
-------------------------------------------------------------------------------------------------------
Ali Al-Dahwi                             861,771                                2.19%
-------------------------------------------------------------------------------------------------------
Steven Dong                              620,500                                1.58%
-------------------------------------------------------------------------------------------------------
Anas El-Mahdi                            620,500                                1.58%
-------------------------------------------------------------------------------------------------------
Scott Munden                             620,500                                1.58%
-------------------------------------------------------------------------------------------------------
All officers and directors as a group
(5 persons)                              3,611,912                              8.26%
-------------------------------------------------------------------------------------------------------


(1) Unless otherwise indicated, the address of each beneficial owner is c/o Cambio, Inc., 6006 North Mesa, El Paso, Texas 79912.
(2) The 3,266,556 shares of Class A Common Stock beneficially owned by Mr. Adler includes 4,067 shares of Series B Preferred Stock beneficially owned by Mr. Adler as if that stock had been converted to Class A Common Stock. The 4,067 shares of Series B Preferred Stock represents 90% of the outstanding shares of Series B Preferred Stock.
(3) The 888,641 shares of Class A Common Stock beneficially owned by Mr. Chapman includes 300 shares of Series B Preferred Stock owned by Mr. Chapman and 200 shares of Series B Preferred Stock owned by his wife, Susan Chapman, as if the stock had been converted to Class A Common Stock. This 500 shares of Series B Preferred Stock owned by Mr. and Mrs. Chapman represents 10% of the outstanding shares of Series B Preferred Stock.




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
OTHER BUSINESS

The Board of Directors does not know of any business to be presented at the Special Meeting other than the matters set forth above, but if other matters properly come before the meeting, it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.



By Order of the Board of Directors



/s/ Ali Al-Dahwi
----------------------------------
Ali Al-Dahwi
President and CEO
Dated: June 16, 2000




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
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
             FOR THE SPECIAL MEETING OF STOCKHOLDERS OF CAMBIO, INC.
                            TO BE HELD JULY 14, 2000

         The undersigned hereby appoints Ali Al-Dahwi as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of voting stock of Cambio, Inc. held of record by the undersigned on May 30, 2000, at the Special Meeting of Stockholders to be held July 14, 2000, or any adjournment or postponement thereof.

      1. AMENDMENT OF CERTIFICATE OF INCORPORATION RESOLUTION:

         RESOLVED, that subsection (a) of Article IV of the Restated Certificate of Incorporation of the Corporation be, and it hereby is, amended and restated as follows:

                  "(a) Authorized Capitalization. The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred six million (206,000,000) shares, consisting of two hundred million (200,000,000) shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), five million (5,000,000) shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock") ("Class A Common Stock" and "Class B Common Stock" being herein the "Common Stock"), and one million (1,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"). The number of authorized shares of Preferred Stock or any series thereof and Class A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of stock entitled to vote in any general election of directors voting together as a single class. The number of authorized shares of Class B Common Stock may be increased only with the affirmative vote of (i) a majority of the Class B Common Stock voting as a class and (ii) a majority of the Class A Common Stock and any other class of stock entitled to vote thereon as a class."


         FOR the above Amendment    [ ]    AGAINST the above Amendment    [ ]

      2. GENERAL RESOLUTION:

         RESOLVED, that the proper officers of the Corporation be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation, to execute and deliver such other writings and to take such other actions as may be necessary or which such officer or officers may deem appropriate to carry out the intent and purposes of the foregoing resolutions, the execution and delivery or performance thereof by such officer or officers of the Corporation to be conclusive evidence of the approval by the Corporation of the terms and conditions or the appropriateness thereof.

         FOR the above GENERAL RESOLUTION      [ ]

         AGAINST the above GENERAL RESOLUTION  [ ]


      3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Special Meeting, or any adjournment or postponement thereof.

         It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER THE PROXY WILL BE VOTED FOR THE RESOLUTIONS ABOVE.

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

         Please sign exactly as name appears below. When shares are held joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                           Dated:
                                 -----------------------------------------------

                           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                           Signature
                                    --------------------------------------------


                           Signature, if held jointly
                                                     ---------------------------


                           PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING OF STOCKHOLDERS. [ ]